 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2011

 FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code:
(312) 565-5700
Former name or former address, if changed since last report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with a new capital stock structure for the Federal Home Loan Bank of Chicago (the “Bank”), the Bank sent to its members on October 17, 2011 an Information Statement regarding the Bank's new Capital Plan. Under the Capital Plan, the outstanding shares of the Bank's existing capital stock will be converted to the Bank's new capital stock structure comprised of two sub-classes of Class B stock each with a par value of $100. The new Class B stock is redeemable upon five years' prior written notice subject to certain conditions such as the Bank continuing to meet its minimum regulatory capital requirements and receipt of regulatory approval in accordance with the Consent Cease & Desist Order between the Federal Housing Finance Agency and the Bank. The Bank's Board of Directors has approved January 1, 2012 to be the effective date of the capital conversion. A copy of the Information Statement, containing the new Capital Plan, is furnished as Exhibit 99.1 to this Form 8-K.

The information being furnished pursuant to Items 7.01 and 9.01 on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Current Report contains forward-looking statements which are based upon the Bank's current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as “anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty, that actual results could differ materially from those expressed or implied in these forward-looking statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the Bank's ability to stabilize its capital base as it implements a new capital structure, including its ability to successfully convert its capital stock, whether the Finance Agency will approve a plan for the Bank to repurchase excess stock and the amounts and timing of such repurchases, the Bank's ability to meet required conditions to repurchase or redeem capital stock from its members, including maintaining compliance with its minimum regulatory capital requirements and determining that its financial condition is sound enough to support such repurchases, and the risk factors set forth in the Bank's periodic filings with the Securities and Exchange Commission, which are available on the Bank's website at www.fhlbc.com. The Bank assumes no obligation to update any forward-looking statements made in this Current Report.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Federal Home Loan Bank of Chicago Capital Plan Information Statement, dated October 17, 2011

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: October 17, 2011	By: /s/ Peter E. Gutzmer
Name: Peter E. Gutzmer
Title: Executive Vice President, General Counsel & Corporate Secretary

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